                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               PMC CAPITAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                                PMC CAPITAL, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                             WEDNESDAY, MAY 16, 2001



To the Shareholders of
PMC CAPITAL, INC.:

         The Annual Meeting of Shareholders of PMC Capital, Inc. (the "Company") will be held at its corporate headquarters, 18111 Preston Road, Suite 600, Dallas, Texas, on Wednesday May 16, 2001, at 9:30 a.m., local time, for the following purposes:

         (1) To elect three directors, each to hold office for a term of three years and until their respective successors shall have been elected and qualified;

         (2) To ratify the appointment of PricewaterhouseCoopers LLP as the independent public accountants of the Company; and

         (3) To transact such other business as may properly come before such meeting.

         April 2, 2001 has been fixed as the date of record for determining shareholders entitled to receive notice and to vote at the Annual Meeting.

                                             By Order of the Board of Directors,

                                             /s/ LANCE B. ROSEMORE

                                             Lance B. Rosemore,
                                             Secretary

April 16, 2001




         YOUR VOTE IS IMPORTANT. PLEASE DATE, VOTE, SIGN AND MAIL BACK THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE. THE ENCLOSED RETURN ENVELOPE MAY BE USED FOR THAT PURPOSE.

                                PMC CAPITAL, INC.
                               18111 PRESTON ROAD
                                    SUITE 600
                               DALLAS, TEXAS 75252

                                 PROXY STATEMENT

         The persons named in the accompanying form of proxy have been authorized to solicit proxies from shareholders of PMC Capital, Inc. (the "Company") on behalf of the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on May 16, 2001 (the "Annual Meeting") and at any adjournments thereof. The notice of the Annual Meeting, the proxy statement and the form of proxy are mailed to shareholders of the Company on or about April 16, 2001. Any shareholder giving a proxy in the accompanying form will retain the power to revoke it prior to its exercise by later proxy received by the Company or by giving notice of revocation to the Company in writing or at the Annual Meeting.

                         RECORD DATE; VOTING SECURITIES

         The record date for shareholders entitled to vote at the Annual Meeting is the close of business on April 2, 2001 (the "Record Date") at which time the Company had issued and outstanding 11,853,516 shares of its common stock (the "Common Stock"). The Common Stock is the only voting class of capital stock of the Company issued and outstanding. In deciding all questions, a holder of Common Stock shall be entitled to one vote for each share.

                          PURPOSE OF THE ANNUAL MEETING

         At the Annual Meeting, the Company's shareholders will be asked to consider and vote on the following proposals:

         (i) To elect three directors, for terms to expire at the 2004 annual meeting of shareholders and until their respective successors shall have been elected and qualified;

         (ii) To ratify the appointment of PricewaterhouseCoopers LLP as the independent public accountants of the Company; and

         (iii) To transact such other business as may properly come before the Annual Meeting.

The Board of Directors does not know of any other matter that is to come before the Annual Meeting. If any other matters are properly presented for consideration, however, the persons authorized by the enclosed proxy will have directions to vote on such matters in accordance with their best judgment.

                         QUORUM AND VOTING REQUIREMENTS

         The holders of record of a majority of the outstanding shares of Common Stock at the Record Date will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum should not be present or represented at the Annual Meeting, the shareholders present or represented at the Annual Meeting may adjourn the Annual Meeting from time to time without notice other than announcement at the Annual Meeting until a quorum is obtained.

         Each share of Common Stock may be voted for up to three (3) individuals (the number of directors to be elected) as directors of the Company. The three
(3) nominees for director receiving the highest number of votes cast by holders of shares of Common Stock present or represented by proxy at the Annual Meeting will be elected as directors by the Company, if a quorum is present thereat. It is intended that, unless authorization to vote for one or more nominees for director is withheld, proxies will be voted FOR the election of all of the nominees set forth in this Proxy Statement.

         Approval of a majority of the shares of Common Stock represented and voting at the Annual Meeting will be necessary for ratification of the selection of PricewaterhouseCoopers LLP as independent public accountants for the Company for the year ending December 31, 2001.

         Votes cast by proxy or in person will be counted by two persons appointed by the Company to act as inspectors for the Annual Meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum and of determining the outcome of any matter submitted to the shareholders for a vote; however, abstentions will not be deemed outstanding and, therefore, will not be counted in the tabulation of votes on the proposals presented to the shareholders.

         The election inspectors will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners and as to which the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

                              RIGHT TO REVOKE PROXY

         Any shareholder giving the proxy enclosed with the Proxy Statement has the power to revoke such proxy at any time prior to the exercise thereof by giving notice of such revocation, or by delivering a later-dated proxy, to the Secretary of the Company prior to the Annual Meeting. Shareholders will also have an opportunity to revoke their proxies by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

                            I. ELECTION OF DIRECTORS

GENERAL

         The Company's Articles of Incorporation currently provide for a Board of Directors of not less than five (5) and no more than twenty (20) directors, as fixed, from time to time, by the Board of Directors. Pursuant to the Articles of Incorporation, the directors are divided into three classes, with each class serving a three-year term and one class being elected by the shareholders annually. The Board of Directors currently consists of seven (7) members divided among the three classes of directors.

NOMINEES

         Set forth below is the principal occupation of, and certain other information with respect to, each of the nominees for election as a director of the Company, to hold office until the 2004 annual meeting of shareholders and, in each case until their respective successors shall have been elected and qualified. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO ELECT THE THREE NOMINEES FOR DIRECTORS.

         DR. IRVIN M. BORISH - Dr. Borish, 88, served as Benedict
(Distinguished) Professor of Optometry at the University of Houston after retiring from Indiana University, where he holds the status of Professor Emeritus. He operated a private practice of optometry for over thirty years. He is the author of a major text in his field, holds five patents in contact lenses and was named Optometrist of the Century by Review of Optometry magazine. He has been a director of the Company since 1989.

         MR. THOMAS HAMILL - Mr. Hamill, 47, is Vice President of Jardine Sayer & Company, Inc., the United States reinsurance intermediary subsidiary of Jardine Lloyd Thompson plc. From 1989 through 1996, Mr. Hamill was the President of Caliban Holdings Ltd. ("Caliban") and its subsidiaries, including Belvedere Insurance Company Ltd. ("Belvedere"). From September 1986 through December 1989, Mr. Hamill was Vice President of Belvedere Corporation. Mr. Hamill is a non-executive director and Chairman of the Board of Caliban, Belvedere and Midlands Management Corporation. Mr. Hamill has been a director of the Company since 1992, when he was elected pursuant to an agreement between the Company and Belvedere in April 1991 whereby the directors of the Company agreed at that time to support a representative of Caliban Holdings in his candidacy for director in exchange for Belvedere's purchase of 185,000 shares of Common Stock.

         MR. BARRY A. IMBER - Mr. Imber, 54, has been a principal of Imber and Company, Certified Public Accountants, or its predecessor, since 1982. Imber and Company was the independent certified public accountant for the Company and its subsidiaries for the years ended December 31, 1988 through December 31, 1991. Mr. Imber was trust manager of PMC Commercial Trust, a Texas real estate investment trust and an affiliate of the Company ("PMC Commercial") from September 1993 to March 1995 and a director of the Company since March 1995.

DIRECTORS CONTINUING IN OFFICE

         Set forth below is the principal occupation of, and certain other information with respect to, each director of the Company who is continuing in office following the Annual Meeting.

         DR. FREDRIC M. ROSEMORE(1) - Dr. Rosemore, 77, has been the Chairman of the Board and Treasurer of the Company since 1983. From 1990 to 1992, Dr. Rosemore was a Vice President of the Company and from 1979 to 1990, Dr. Rosemore was the President of the Company. For many years he was engaged in diverse businesses, including the construction of apartment complexes, factory buildings, and numerous commercial retail establishments. From 1948 to 1980, Dr. Rosemore practiced optometry. He has been a director of the Company since 1983. His term as director expires in 2003.

         MR. LANCE B. ROSEMORE(1) - Mr. Rosemore, 52, has been Chief Executive Officer of the Company since May 1992, President of the Company since 1990 and Secretary since 1983. From 1990 to May 1992, Mr. Rosemore was Chief Operating Officer of the Company. Previously, Mr. Rosemore owned a consumer finance company and was employed by C.I.T. Financial and United Carolina Bank Shares. Mr. Rosemore has been an executive officer and trust manager of PMC Commercial since June 1993 and a director of the Company since 1983. His term as director expires in 2003.

         MR. BARRY A. CHAFITZ - Mr. Chafitz, 55, has been the Assistant Treasurer of Equilon Enterprises, a $50 billion petroleum refining and marketing company owned by Shell Oil Company and Texaco, Inc., since June 2000. From April 1995 to May 2000 Mr. Chafitz was the Treasurer and later the General Manager-Finance of Caltex Corporation. From 1995 to July 1999 he also served as President and Director of Caltex Risk Management Services Corporation, a captive insurance subsidiary of Caltex Corporation. From 1990 to 1995, Mr. Chafitz served as Deputy Treasurer and Assistant Treasurer of Caltex Corporation. He has been a director of the Company since February 2000. His term as director expires in 2002.

         DR. MARTHA R. GREENBERG(2) - Dr. Greenberg, 49, has practiced optometry for 27 years in Russellville, Alabama and currently serves on the Board of Trustees of Southern College of Optometry. Dr. Greenberg has been a trust manager of PMC Commercial since May 1996 and a director of the Company since 1984. Her term as a director expires in 2002.

NOMINATIONS FOR ELECTION TO THE BOARD OF DIRECTORS

         The Company does not have a nominating committee. The Board of Directors considers persons who will be eligible or desirable for membership on the Board of Directors. Names are solicited from all directors and an effort is made to obtain information with respect to all such potential nominees for the position of director. Shareholders wishing to recommend candidates for consideration by the Board of Directors can do so by writing to the Secretary of the Company at its offices in Dallas, Texas.


----------

         (1) Mr. Lance B. Rosemore is the son of Dr. Fredric M. Rosemore. Dr. Fredric M. Rosemore owns in excess of 5% of the outstanding shares of Common Stock. Consequently, they may be deemed to be "interested persons" as defined under the Investment Company Act of 1940, as amended (the "Investment Company Act").

         (2) Martha R. Greenberg is the daughter of Dr. Fredric M. Rosemore. Consequently, she may be deemed to be an "interested person" as defined under the Investment Company Act.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors held four regular (including telephonic conferences) meetings and conducted one special meeting during 2000. Each person who was a director for the entire year attended or participated in at least 75% of all regular meetings held by the Board of Directors and all committees on which such director served during such year. Non-employee directors were compensated $500 for each meeting they attended. The Company reimburses the directors for the travel expenses incurred by them in connection with such meetings.

         The Audit Committee of the Board of Directors is currently comprised of Mr. Thomas Hamill and Mr. Barry Imber. The principal functions of the Audit Committee are to oversee the financial reporting policies, the accounting issues, the portfolio valuation and the entire audit function of the Company. The Audit Committee reports its activities to the Board of Directors. The Audit Committee holds meetings at such times as may be required for the performance of its functions and, during the year ended December 31, 2000, held three meetings. The Board of Directors has adopted a written charter for the Audit Committee. A copy of the Audit Committee Charter is included as Appendix A to this Proxy Statement.

         There is no Compensation Committee; however, the Board of Directors as a whole performs the functions of such committee. The Company has appointed an Independent Directors Committee currently consisting of Dr. Irvin Borish, Mr. Thomas Hamill, Mr. Barry Chafitz and Mr. Barry Imber, each of whom is otherwise disinterested with respect to the Company. The Independent Directors Committee, which held one meeting during 2000, reviews all proposed affiliated transactions to ensure that such transactions do not violate the appropriate provisions of the Investment Company Act.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company has no Compensation Committee. Mr. Lance B. Rosemore participated in deliberations of the Company's Board of Directors concerning executive compensation for the year ended December 31, 2000.

                               EXECUTIVE OFFICERS

         The following table sets forth the names and ages of the executive officers of the Company (each of whom serves at the pleasure of the Board of Directors), all positions held with the Company by each individual, and a description of the business experience of each individual for at least the past five years.

         Name                                Age                                  Title
         ----                                ---                                  -----
Dr. Fredric M. Rosemore                       77       Chairman of the Board and Treasurer

Mr. Lance B. Rosemore                         52       President, Chief Executive Officer and Secretary

Dr. Andrew S. Rosemore                        54       Executive Vice President and Chief Operating Officer

Mr. Jan F. Salit                              50       Executive Vice President, Chief Investment Officer
                                                          and Assistant Secretary

Mr. Barry N. Berlin                           40       Chief Financial Officer

Ms. Mary J. Brownmiller                       46       Senior Vice President

Ms. Cheryl T. Murray                          34       General Counsel

         For a description of the business experience of Dr. Fredric M. Rosemore and Mr. Lance B. Rosemore, see "Directors Continuing in Office" above.

         DR. ANDREW S. ROSEMORE(1) has been Chief Operating Officer of the Company since May 1992 and Executive Vice President of the Company since 1990. From 1988 to May 1990, Dr. Rosemore was Vice President of the Company. From 1973 to 1988, Dr. Rosemore owned and managed commercial rental properties, apartment complexes and factory buildings. Since 1972, Dr. Rosemore has been a licensed physician in Alabama. Dr. Rosemore has been a trust manager of PMC Commercial since June 1993 and Chairman of the Board of PMC Commercial since January 1994 and was a director of the Company from 1989 until August 1999.

         MR. JAN F. SALIT has been Executive Vice President of the Company since May 1993 and Chief Investment Officer since March 1994. Mr. Salit has also been Executive Vice President of PMC Commercial since June 1993 and Chief Investment Officer and Assistant Secretary since January 1994. From 1979 to 1992, Mr. Salit was employed by Glenfed Financial Corporation and its predecessor company, Armco Financial Corporation, a commercial finance company, holding various positions including Executive Vice President and Chief Financial Officer.

         MR. BARRY N. BERLIN has been Chief Financial Officer of the Company and Director of Compliance since November 1992. Mr. Berlin has also been Chief Financial Officer of PMC Commercial since June 1993. From August 1986 to November 1992, he was an audit manager with Imber & Company, Certified Public Accountants. Mr. Berlin is a certified public accountant.

         MS. MARY J. BROWNMILLER has been Senior Vice President of the Company since 1992 and Vice President of the Company since November 1989. Ms. Brownmiller has also been Senior Vice President of PMC Commercial since June 1993. From 1987 to 1989, she was Vice President for Independence Mortgage, Inc., a Small Business Administration ("SBA") lender. From 1976 to 1987, Ms. Brownmiller was employed by the SBA, holding various positions including senior loan officer. Ms. Brownmiller is a certified public accountant.

         MS. CHERYL T. MURRAY has been General Counsel of the Company since March 1994. Ms. Murray has also been General Counsel of PMC Commercial since March 1994. From 1992 to 1994 she was associated with the law firm of Johnson & Gibbs, P.C. and practiced in the financial services department. Ms. Murray earned her law degree from Northwestern University School of Law.


----------

         (1) Dr. Andrew S. Rosemore owns in excess of 5% of the outstanding shares of Common Stock and is the son of Dr. Fredric M. Rosemore. Consequently, he may be deemed to be an "interested person" as defined under the Investment Company Act.

MANAGEMENT COMPENSATION

         The following table sets forth the aggregate amount of compensation paid by the Company during 2000 to each of the three highest paid executive officers and to all directors of the Company during fiscal year 2000.

                           SUMMARY COMPENSATION TABLE

                                Capacities in                              Profit Sharing       Total Profit          Total
                                    Which                                   Contribution      Sharing Benefits     Compensation
                                 Remuneration           Aggregate          Accrued During         Accrued        Paid by Company
      Name of Person               Received          Compensation (1)   Last Fiscal Year (2)      to Date          to Directors
      --------------           -----------------     ----------------   --------------------  ----------------   ---------------

Dr. Fredric M. Rosemore        Chairman of Board        $   87,500        $    7,119           $  219,955

Mr. Lance B. Rosemore          President, Chief            387,875            16,447              256,104
                               Executive Officer

Dr. Andrew S. Rosemore         Executive Vice              353,000            16,447              220,845
                               President, Chief
                               Operating Officer

Mr. Jan F. Salit               Executive Vice              226,711            16,447              106,328
                               President, Chief
                               Investment
                               Officer

Dr. Irvin M. Borish            Director                                                                          $    2,500

Mr. Thomas Hamill              Director                                                                               3,800

Mr. Barry A. Imber             Director                                                                               3,300

Dr. Martha R. Greenberg        Director                                                                               2,500

Mr. Barry A. Chafitz           Director                                                                               2,500

----------

(1) The Company has determined that the amount of perquisites and other personal benefits paid to each of the executive officers listed in the compensation table does not exceed the lesser of $50,000 or 10% of each such person's annual salary and bonus reported in such table and that the aggregate amount of perquisites and other personal benefits paid to all executive officers and directors as a group does not exceed the lesser of 10% of all such person's annual salary and bonus or $600,000 ($50,000 multiplied by 12, the number of executive officers and directors). Accordingly, none of such perquisites and other personal benefits is included in the above table.

(2) The participants in the Company's profit sharing plan (the "Plan") consist of all employees who are at least 20-1/2 years old, have been employed by the Company for six months and are employed at the end of each fiscal year or have died, become totally disabled or retired after age 65 during such fiscal year. The Plan is intended to qualify under
         Section 401(a) of the Internal Revenue Code of 1986, as amended. A required distribution of $38,219 was paid to Dr. Fredric M. Rosemore. No monies were withdrawn from the Plan during 2000 for the benefit of Mr. Lance B. Rosemore or Dr. Andrew S. Rosemore. Mr. Lance B. Rosemore and Dr. Andrew S. Rosemore are co-administrators of the Plan.

OPTION GRANTS

         The following table sets forth information regarding stock options granted to each of the Executive Officers under the Company's 1997 Employee Share Option Plan in the fiscal year ended December 31, 2000.


                                                                                                       Potential Realizable
                                                                                                         Value at Assumed
                                                                                                          Annual Rates of
                                Number of                                                                   Share Price
                               Securities    % of Total Options                                          Appreciation for
                               Underlying        Granted to         Exercise          Final                 Option Term
                                 Options          Employees          Price           Exercise        ------------------------
         Name                  Granted (#)     in Fiscal Year      ($/Share)           Date             (5%)          (10%)
         ----                  -----------   ------------------    ----------       ----------       ----------    ----------

Dr. Fredric M. Rosemore              2,500              4.2%       $   9.0625           6/6/05       $    6,260    $   13,832

Mr. Lance B. Rosemore                8,000             13.5%           9.0625           6/6/05           20,030        44,262

Dr. Andrew S. Rosemore               8,000             13.5%           9.0625           6/6/05           20,030        44,262

Mr. Jan F. Salit                     7,000             11.8%           9.0625           6/6/05           17,527        38,729

Mr. Barry N. Berlin                  7,000             11.8%           9.0625           6/6/05           17,525        38,729

Ms. Mary J. Brownmiller              3,000              5.1%           9.0625           6/6/05            7,511        16,398

Ms. Cheryl T. Murray                 4,000              6.7%           9.0625           6/6/05           10,015        22,131

OPTION EXERCISES AND YEAR-END OPTION VALUES

          The following table sets forth, for each of the Executive Officers, information regarding exercise of stock options during the fiscal year ended December 31, 2000 and the value of unexercised stock options as of December 31, 2000. The closing price for the Common Shares, as reported by the American Stock Exchange, on December 29, 2000 (the last trading day of the fiscal year) was $8.00.

                                                                   Number of Securities
                                Shares                            Underlying Unexercised       Value of Unexercised In-
                               Acquired                                 Options at               the-Money Options at
                                  on                Value            December 31, 2000             December 31, 2000
                               Exercise            Realized     (exercisable/unexercisable)   (exercisable/unexercisable)
      Name                        (#)                ($)                    (#)                           ($)
      ----                   ------------        ------------   ---------------------------   ---------------------------
Fredric M. Rosemore                    --                  --             16,985 (e)/                    - (e)/
                                                                                -(u)                     - (u)
Lance B. Rosemore                      --                  --             27,985 (e)/                    - (e)/
                                                                                -(u)                     - (u)
Andrew S. Rosemore                  8,000        $     13,500             19,985 (e)/                    - (e)/
                                                                                -(u)                     - (u)
Jan F. Salit                          200                 338             24,800 (e)/                    - (e)/
                                                                                -(u)                     - (u)
Barry N. Berlin                        --                  --             25,000 (e)/                    - (e)/
                                                                                -(u)                     - (u)
Mary J. Brownmiller                    --                  --             14,000 (e)/                    - (e)/
                                                                                -(u)                     - (u)
Cheryl T. Murray                       --                  --             15,000 (e)/                    - (e)/
                                                                                -(u)                     - (u)

----------

(u)      Options are not exercisable within 60 days of the date hereof.

(e)      Options are exercisable within 60 days of the date hereof.

EMPLOYMENT AGREEMENTS

         The Company entered into employment agreements with Mr. Lance B. Rosemore, Dr. Andrew S. Rosemore, Mr. Jan F. Salit, Mr. Barry N. Berlin, Ms. Mary J. Brownmiller and Ms. Cheryl T. Murray. Each of these employment agreements provides for at least annual reviews by the Board of Directors of the salaries contained therein, with a minimum salary equal to the executive's compensation on June 1, 1998. In addition, the Board of Directors may determine, in its discretion, to award bonuses to each of the foregoing persons based on the Company's performance. Each of the employment agreements also provides that if the executive's job responsibilities are substantially modified or substantial changes are made to the executive's working conditions, the executive could resign and be entitled to be paid by the Company an amount equal to 2.99 times the average annual compensation paid to the executive as of June 1, 1998.

         II. RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         At a meeting held on December 13, 2000, the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the Investment Company Act) of the Company, selected PricewaterhouseCoopers LLP as the independent public accountants of the Company for the year ending December 31, 2001, and such selection is submitted to the shareholders of the Company for ratification. PricewaterhouseCoopers LLP will perform the audit of the Company's financial statements and prepare the Company's tax returns. Representatives of PricewaterhouseCoopers LLP will be in attendance at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate shareholder questions.

PRINCIPAL ACCOUNTING FIRM FEES

         Aggregate fees billed to the Company and its subsidiaries for the fiscal year ending December 31, 2000 by the Company's principal accounting firm, PricewaterhouseCoopers LLP, are set forth below:

Audit Fees and Quarterly Reviews ..     $   98,050

Issuance of Regulatory
  and Separate Company Reports ....     $   49,875(a)(b)

All Other Fees ....................     $   44,945(a)(c)

----------

(a) The Audit Committee has considered whether the provision of these services by PricewaterhouseCoopers LLP is compatible with maintaining the principal accountant's independence.

(b) Includes fees incurred by the Company's subsidiaries relating to the reporting requirements of the Small Business Administration ("SBA").

(c) Includes Uniform Single Attestation Program for Mortgage Bankers ("USAP") compliance procedures for the Company's investment adviser subsidiary and tax return compliance and preparation fees.

         THE BOARD OF DIRECTORS RECOMMENDS THE RATIFICATION OF
PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

AUDIT COMMITTEE REPORT

         In accordance with its written charter adopted by the Board of Directors, the Audit Committee of the Board assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.

         In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls and budget and staffing. The Audit Committee reviewed with the independent auditors their audit plans, audit scope and identification of audit risks.

         The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

         The Audit Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2000, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

         Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment, subject to shareholder approval, of the independent auditors and the Board concurred in such recommendation.

                                             AUDIT COMMITTEE OF THE
                                             BOARD OF DIRECTORS

                                             Thomas Hamill
                                             Barry A. Imber

                HOLDINGS OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

         On March 31, 2001, the Company had outstanding 11,853,516 shares of Common Stock. The table below lists, as of the same date, certain information regarding the beneficial ownership of the Company's Common Stock by all persons who are known by the Company to be the beneficial owners of more than 5% of the Common Stock, the directors, the executive officers and by all directors, executive officers and principal shareholders as a group.

     Names and Addresses                   Amount and Nature of      Percent of
     of Beneficial Owners                  Beneficial Ownership      Ownership
     --------------------                  --------------------      ----------

Dr. Irvin M. Borish (1)                           120,000              1.0%
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Mr. Barry A. Chafitz                                   **               **
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Dr. Martha R. Greenberg *(2)                      580,247              4.9%
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Mr. Thomas Hamill                                   5,000               **
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Mr. Barry A. Imber                                     **               **
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Dr. Andrew S. Rosemore *(3)                       805,252              6.7%
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Dr. Fredric M. Rosemore *(4)                      592,933              5.0%
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Mr. Lance B. Rosemore *(5)                        272,143              2.3%
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Mr. Jan F. Salit (6)                               25,979               **
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Mr. Barry N. Berlin (7)                            25,439               **
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Ms. Mary J. Brownmiller (8)                        16,110               **
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Ms. Cheryl T. Murray (9)                           15,200               **
      18111 Preston Road, Suite 600
      Dallas, Texas 75252

Mr. Warren E. Buffett (10)                        604,700              5.1%
      1440 Kiewit Plaza
      Omaha, Nebraska 68131

Directors, executive officers                   3,063,003             25.8%
and principal shareholders as a group
(13 persons)

----------

(1) Includes 120,000 shares held by a partnership of which Dr. Borish is the general partner.

(2) Includes 16,096 shares in which her children have a beneficial interest, 31,400 shares held in an individual retirement account, 145,000 shares held jointly with her husband, 198,151 shares held in a pension trust, and 5,240 shares held by a partnership for the benefit of Dr. Greenberg. Does not include 173,860 shares owned by her husband, as to which shares she disclaims any beneficial interest.

(3) Includes 374,332 shares held by a partnership of which Dr. Rosemore and his wife are general partners, 8,600 shares held as custodian for his children, 369,550 shares held in individual retirement accounts, 24,785 shares held in trust for the benefit of Dr. Rosemore and his children and 19,985 unexercised exercisable options.

(4) Represents shares held by a partnership of which Dr. Fredric M. Rosemore is a general partner and shares held jointly with his wife. Also includes 16,985 unexercised exercisable options.

(5) Includes 4,548 shares in which his minor children have beneficial interest, 150,989 shares held jointly with his wife, 11,486 shares held in an individual retirement account, 26,095 shares held in trust for the benefit of Mr. Rosemore and his children, 6,600 shares held by a partnership for the benefit of Mr. Rosemore and his children, 4,020 shares owned individually by Mr. Rosemore's wife and 27,985 unexercised exercisable options.

(6) Includes 979 shares held in an individual retirement account and includes 24,800 unexercised exercisable options.

(7)      Includes 25,000 unexercised exercisable options.

(8)      Includes 14,000 unexercised exercisable options.

(9)      Includes 15,000 unexercised exercisable options.

(10) The information presented herein is based on a statement on Schedule 13G filed with the Securities and Exchange Commission on February 13, 2001.

*        Mr. Lance B. Rosemore and Dr. Andrew S. Rosemore are the sons, and Dr.
         Martha R. Greenberg is the daughter, of Dr. Fredric M. Rosemore. Drs. Andrew S. Rosemore and Fredric M. Rosemore each own at least 5% of the shares of the Company. Consequently, all such persons may be deemed to be "interested persons" as defined under the Investment Company Act.

**       Less than 1.0%

                            PROPOSALS OF SHAREHOLDERS

         Proposals of shareholders that are intended by such persons to be presented at the 2002 Annual Meeting of Shareholders of the Company and to be included in the Company's proxy statement and form of proxy relating to such meeting must be received by the Company not later than December 20, 2001. Shareholder proposals will be presented at the 2002 Annual Meeting of Shareholders only to the extent that such proposals meet certain guidelines established under federal securities laws. Proposals should be sent to Mr. Lance
B. Rosemore, Secretary, 18111 Preston Road, Suite 600, Dallas, Texas 75252.

                              COSTS OF SOLICITATION

         The cost of soliciting proxies will be borne by the Company. The Company may request banks, brokerage house and other custodians, nominees and fiduciaries to forward copies of the proxy materials to beneficial holders of the shares, or to request authority for the execution of the proxies, and the Company may reimburse such banks, brokerage house and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. In addition to solicitations by mail, officers of the Company may, without extra remuneration, make supplementary solicitations of proxies personally or by telephone, telegram or cable.

                                  OTHER MATTERS

         Management of the Company is not aware of any other matters to be presented for action at the Annual Meeting; however, if any such matters are properly presented for action, it is the intention of the persons named in the enclosed form of proxy to act in accordance with their best judgment on such matters. It is important that proxies be returned promptly to avoid unnecessary expense. Shareholders are urged, regardless of their number of shares of Common Stock, to date, sign and return the enclosed proxy. The Company's Annual Report to Shareholders is being distributed along with this Proxy Statement. If you do not receive a copy of the Annual Report, please contact the Company's Investor Relations Department at (972) 349-3256 and one will be provided to you.

                                        By Order of the Board of Directors

                                        /s/ LANCE B. ROSEMORE

                                        LANCE B. ROSEMORE
                                        Secretary

Dated: April 16, 2001

                                   APPENDIX A

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                       OF
                                PMC CAPITAL, INC.
                                     CHARTER

I.       PURPOSE

         The primary function of the Audit Committee (the "COMMITTEE") is to assist the Board of Directors (the "BOARD") in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by PMC Capital, Inc. (the "CORPORATION") to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

         o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system;

         o Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department; and

         o Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department and the Board.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.      COMPOSITION

         The Committee shall, no later than June 14, 2001, be comprised of three or more directors as determined by the Board, each of whom shall be independent directors and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by an outside consultant.

         The members of the Committee shall be elected by the Board on an annual basis at a meeting of the Board or until their successors shall be duly elected and qualified. Unless a chair is elected by the full Board, the members of the Committee may designate a chair by majority vote of the full Committee membership.

III.     MEETINGS

         The Committee shall meet at least one time annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department (if applicable) and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee, or at least its chair, should meet with the independent accountants and management quarterly to review the Corporation's financial statements consistent with IV.4 below.

IV.      RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties the Committee shall:

Documents/Reports Review

1. Review and update this Charter periodically, or at least annually, as conditions dictate.

2. Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountants.

3. Review the regular internal reports to management prepared by the internal auditing department and management's response, if applicable.

4. Review with financial management and the independent accountants each Form 10-Q or 10-K prior to its filing or prior to the release of earnings. The chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

5. Recommend to the Board the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

Financial Reporting Processes

8. In consultation with the independent accountants and the internal auditors, review the integrity of the Corporation's financial reporting processes, both internal and external.

9. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management or the internal auditing department.

Process Improvement

11. Establish regular and separate systems of reporting to the Committee by each of management, the independent accountants and the internal auditors, if applicable, regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

12. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department, if applicable, any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

13. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

14. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements as decided by the Committee.)

Ethical and Legal Compliance

15. Establish, review and update periodically a Code of Ethical Conduct (the "Code of Ethics") and ensure that management has established a system to enforce this Code of Ethics.

16. Review management's monitoring of the Corporation's compliance with the Corporation's Code of Ethics and ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

17. Review activities, organizational structure and qualifications of the internal audit department.

18. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

19. Review, with the organization's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

20. Perform any other activities consistent with this Charter, the Corporation's bylaws and governing laws, as the Committee or the Board deems necessary or appropriate.

                                PMC CAPITAL, INC.

           This Proxy is Solicited on Behalf of the Board of Directors

         The undersigned hereby appoints Jan F. Salit and Barry N. Berlin, and each of them, Proxies with power of substitution, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of PMC Capital, Inc. held of record by the undersigned on April 2, 2001 at the Annual Meeting of Shareholders to be held in Dallas, Texas on Wednesday, May 16, 2001, at 9:30 a.m., local time, and at all adjournments thereof, with all powers the undersigned would possess if personally present. In their discretion, the Proxies are authorized to vote upon such other business that may properly come before the meeting.


1.   ELECTION OF DIRECTORS   [ ]  FOR all nominees listed    [ ] WITHHOLD AUTHORITY
                             below (except as marked to      to vote for all nominees
                             the contrary below)             listed below


 (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

            Dr. Irvin M. Borish, Mr. Thomas Hamill, Mr. Barry A. Imber

2. Proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent public accountants for 2001.

         [ ] FOR                  [ ] AGAINST                 [ ] ABSTAIN

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made this proxy will be voted "FOR" Items 1 and 2.

Please sign exactly as the name appears on this Proxy. When shares are held by joint tenants, both should sign, and for signing as attorney, as executor, as administrator, trustee or guardian, please give full title as such. If held by a corporation, please sign in the full corporate name by the president or other authorized officer. If held by a partnership, please sign in the partnership name by an authorized person.


                            ---------------------------------------
                            Signature


                            ---------------------------------------
                            Signature if held jointly


                            Dated:                   , 2001
                                   ------------------

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PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.
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